VAN KAMPEN SERIES FUND INC. - AMERICAN VALUE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2007 - JUNE 30, 2007

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 SECU      PURC   SIZE   OFFE    TOTAL    AMOUN  % OF     % OF   BROKE     PURCH
 RITY      HASE    OF    RING    AMOUN    T OF   OFFER    FUND    RS       ASED
 PURC       /     OFFE   PRIC     T OF    SHARE   ING      S               FROM
 HASE      TRAD   RING   E OF    OFFER      S    PURCH    TOTA
   D        E            SHAR     ING     PURCH  ASED      L
           DATE           ES              ASED    BY      ASSE
                                           BY    FUND      TS
                                          FUND
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                                                                 Goldm
                                                                  an,
                                                                 Sachs
                                                                   &
                                                                 Co.,
                                                                 Lehma
                                                                   n
                                                                 Broth
                                                                 ers,
                                                                 Banc
                                                                  of
                                                                 Ameri
                                                                  ca
                                                                 Secur
                                                                 ities
                                                                 LLC,
                                                                 Citig
                                                                 roup,
                                                                 Deuts
                                                                  che
                                                                 Bank
                                                                 Secur
 Fort      02/0     -    $18.    34,28    87,40  0.255 %   0.22  ities     Lehma
 ress      8/07          50      6,000      0              74%     ,         n
 Inve                                                            Bear,     Broth
 stme                                                            Stear      ers
  nt                                                             ns &
 Grou                                                             Co.
  p                                                              Inc.,
                                                                 Lazar
                                                                   d
                                                                 Capit
                                                                  al
                                                                 Marke
                                                                  ts,
                                                                 Merri
                                                                  ll
                                                                 Lynch
                                                                   &
                                                                 Co.,
                                                                 Morga
                                                                   n
                                                                 Stanl
                                                                  ey,
                                                                 Wells
                                                                 Fargo
                                                                  Secur
                                                                  ities
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                                                                  Morga
                                                                    n
                                                                  Stanl
Peop       04/1    -    $20.    108,2     221,9   0.205    0.59   ey &     Lehma
le's       1/07          00     41,53      00       %       82%    Co.       n
Unit                              1                               Inc.,    Broth
 ed                                                               Keefe     ers
Fina                                                              Bruye
ncia                                                              tte &
  l                                                               Woods
                                                                 , Lehma
                                                                    n
                                                                  Broth
                                                                  ers,
                                                                  Ryan
                                                                  Beck
                                                                    &
                                                                  Co.,
                                                                  Sandl
                                                                   er
                                                                  O'Nei
                                                                  ll &
                                                                  Partn
                                                                   ers




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